UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2006

Date of Report (Date of earliest event reported)

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2006, Ambassadors International, Inc. (“Ambassadors”) announced the consummation of its acquisition of the assets of Delta Queen Steamboat Company, Inc. (“Delta Queen”). In connection with the acquisition, Ambassadors, through AQ Boat, LLC (“AQ Boat”), a wholly-owned subsidiary of Ambassadors, assumed approximately $35 million in Title XI government-guaranteed debt (“Title XI Debt”) on the vessel American Queen® (“Vessel”) from American Queen Steamboat, LLC (“AQS”), a subsidiary of Delta Queen, pursuant to the following agreements: (i) Assumption Agreement and 2006 Supplement to Trust Indenture dated April 25, 2006 by and among AQ Boat, the Bank of New York as indenture trustee, and the United States of America (“U.S.”), represented by the Secretary of Transportation (“Secretary”), acting by and through the Maritime Administrator (“MARAD”), (ii) Amended and Restated 2006 Security Agreement dated April 25, 2006 by and between AQ Boat and the U.S., represented by the Secretary, acting by and through MARAD, (iii) Title XI Reserve Fund and Financial Agreement dated April 25, 2006 by and between AQ Boat and the U.S., represented by the Secretary, acting by and through MARAD, and (iv) Depository Agreement dated April 25, 2006 between AQ Boat and the U.S., represented by the Secretary, acting by and through MARAD (the aforementioned agreements and the attachments, exhibits and schedules thereto, collectively, the “Debt Assumption Agreements”).

AQ Boat will be required to make semi-annual payments of approximately $1.2 million plus accrued interest, at a reduced fixed rate of 6.5%, on the Title XI Debt for a period of 15 years. To secure its obligations to the Secretary, who is required to redeem the Title XI Debt in the event of a payment default by AQ Boat, AQ Boat granted the Secretary a lien on the Vessel and a security interest in certain assets related to the Vessel. The Secretary may foreclose on the Vessel in the event of a default by AQ Boat. In the event that AQ Boat does not meet certain financial requirements, it may be required to deposit money into a special Title XI Reserve Fund with the U.S. Treasury, in which the Secretary will have a security interest.

The foregoing description of the Debt Assumption Agreements is qualified in its entirety by reference to such agreements and the attachments, exhibits and schedules thereto attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 25, 2006, Ambassadors, through its wholly-owned subsidiary, Ambassadors Cruise Group, LLC (“Ambassadors Cruise Group”), consummated the acquisition (“Acquisition”) of the assets of Delta Queen, pursuant to that certain Asset Purchase Agreement dated April 6, 2006 by and among Ambassadors Cruise Group, Delta Queen, AQS, Delta Queen Steamboat, LLC (“DQS”) and Mississippi Queen Steamboat, LLC (“MQS”) (“Purchase Agreement”).

Pursuant to the Purchase Agreement, Ambassadors Cruise Group acquired three sternwheeler passenger vessels, the American Queen®, the Delta Queen® and the Mississippi Queen®, and associated operating assets of Delta Queen, for $2.75 million in cash, the assumption of approximately $9 million in customer deposits and the assumption of the Title XI Debt as discussed in Item 1.01 hereto. In addition, pursuant to that certain Restricted Stock Agreement, dated April 25, 2006, by and among Ambassadors, Delta Queen, AQS, DQS and MQS (“Restricted Stock Agreement”), the transaction included contingent consideration of 100,000 shares of Ambassadors common stock, to be granted to Delta Queen if certain future financial targets are met in the three years following the close of the transaction.

The foregoing description of the Purchase Agreement, the Restricted Stock Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 2.1 hereto, the Restricted Stock Agreement attached as Exhibit 10.5 hereto and the press release attached as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.03	Completion of Acquisition or Disposition of Assets.

In connection with the Acquisition, Ambassadors, through its wholly-owned subsidiary, AQ Boat, assumed approximately $35 million in Title XI Debt on the vessel American Queen® from AQS, a subsidiary of Delta Queen. The discussion of such debt assumption set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the terms of the Restricted Stock Agreement, Ambassadors agreed to issue an aggregate of 100,000 shares of Ambassadors common stock to Delta Queen if certain future financial targets are met in the three years following the close of the Acquisition. Such shares, if awarded, will be issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

The foregoing discussion of the Restricted Stock Agreement is qualified in its entirety by reference to the Restricted Stock Agreement attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Asset Purchase Agreement, dated April 6, 2006, by and among Ambassadors Cruise Group, LLC, Delta Queen Steamboat Company, Inc., American Queen Steamboat, LLC, Delta Queen Steamboat, LLC, and Mississippi Queen Steamboat, LLC (incorporated by reference from Ambassadors’ Current Report on Form 8-K filed April 7, 2006).

10.1	Assumption Agreement and 2006 Supplement to Trust Indenture, dated April 25, 2006, by and among AQ Boat, LLC, the Bank of New York as indenture trustee, and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.2	Amended and Restated 2006 Security Agreement, dated April 25, 2006, by and between AQ Boat, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.3	Title XI Reserve Fund and Financial Agreement, dated April 25, 2006, by and between AQ Boat, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.4	Depository Agreement, dated April 25, 2006, by and between AQ Boat, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.5	Restricted Stock Agreement, dated April 25, 2006, by and among Ambassadors International, Inc., Delta Queen Steamboat Company, Inc., American Queen Steamboat, LLC, Delta Queen Steamboat, LLC and Mississippi Queen Steamboat, LLC.

99.1	Text of press release, dated April 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: April 27, 2006	By:	/s/ Brian R. Schaefgen
Brian R. Schaefgen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated April 6, 2006, by and among Ambassadors Cruise Group, LLC, Delta Queen Steamboat Company, Inc., American Queen Steamboat, LLC, Delta Queen Steamboat, LLC, and Mississippi Queen Steamboat, LLC (incorporated by reference from Ambassadors’ Current Report on Form 8-K filed April 7, 2006).

10.1	Assumption Agreement and 2006 Supplement to Trust Indenture, dated April 25, 2006, by and among AQ Boat, LLC, the Bank of New York as indenture trustee, and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.2	Amended and Restated 2006 Security Agreement, dated April 25, 2006, by and between AQ Boat, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.3	Title XI Reserve Fund and Financial Agreement, dated April 25, 2006, by and between AQ Boat, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.4	Depository Agreement, dated April 25, 2006, by and between AQ Boat, LLC and the United States of America, represented by the Secretary of Transportation, acting by and through MARAD.

10.5	Restricted Stock Agreement, dated April 25, 2006, by and among Ambassadors International, Inc., Delta Queen Steamboat Company, Inc., American Queen Steamboat, LLC, Delta Queen Steamboat, LLC and Mississippi Queen Steamboat, LLC.

99.1	Text of press release, dated April 25, 2006.

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